Exhibit 99.1

Digital Ally Announces Name Change To Kustom Entertainment, Inc., Ticker Symbol Change To “KUST” Reflecting Strategic Pivot To Live Events And Online Ticketing Markets, and Reverse Stock Split

The Company intends to focus on servicing the $100 billion plus ticketing and live events addressable market

Overland Park, KS | January 5, 2025 Digital Ally, Inc. (NASDAQ: DGLY) (the “Company”), a leading provider of video solutions which develops, manufactures, and markets advanced video recording products and other critical safety products for law enforcement, emergency management, fleet safety, and event security, today announced a major corporate rebranding, changing its name to Kustom Entertainment, Inc. The name change reflects the Company’s strategic shift in focus toward its rapidly growing live event production business and its proprietary on-line ticketing platform. The transition to Kustom Entertainment, Inc. marks a new chapter in the Company’s evolution, aligning its corporate identity with its primary mission: delivering world-class entertainment experiences and seamless ticketing solutions. While the Company’s roots are in technology, its future is firmly planted in the live entertainment sector, where it is also aggressively expanding its technology footprint in the entertainment sector across the United States.

Today, the Company also announced a 1-for-3 reverse split (the “Reverse Stock Split”) of the Company’s common stock (the “Common Stock”). The Company anticipates that the Common Stock will begin trading on the Nasdaq Capital Market (“Nasdaq”) on a split-adjusted basis at the start of trading on January 8, 2026 and will have a new CUSIP number of 25382T507.

On December 19, 2025, the Company’s board of directors approved a 1-for-3 Reverse Stock Split. The number of outstanding shares of Common Stock prior to the Reverse Stock Split is 1,898,436and the number of outstanding shares of Common Stock following the Reverse Stock Split is 632,812.

Expanding a National Footprint - Kustom Entertainment, Inc. is substantially increasing its roster of live events, moving beyond its regional strongholds to bring premier entertainment to venues nationwide. This expansion is built upon the solid foundation of the Country Stampede Music Festival. Now in its 30th year, the Kansas City-based festival remains a cornerstone of the Company’s portfolio and serves as the blueprint for the large-scale, high-production events the Company is now scaling across the country.

Addressable Market for Ticketing and Live Events - The annual “Music In The Air” report from Goldman Sachs reported that the music industry had a “hiccup” in 2024, growing 6.2% — respectable, but far less than the 15.6% in 2023. It prompted analysts to revise downward go-forward growth predictions. Even still, the report predicts global revenues approaching $200 billion by 2035; that figure was $105 billion in 2024.

“Our analysts expect live music to grow at a 7.2% compounded annual growth rate between 2024 and 2030. This is underpinned by demand from millennials and Gen Z. The live music industry shows resilience in times of economic uncertainty. Spending on live music in the US has, in fact, grown during recent recessionary periods,” the analysts wrote. Cyclical factors may pump the brakes in 2026; at some point, the post-pandemic tour glut must ease, as acts need to get back into the studio, a situation that became apparent at the club and theater level this year. Whether the broader economy proves to be a drag is anybody’s guess.

Strategic Focus on Ticketing and Live Events - The Company’s ticketing platform is designed to provide a vertically integrated solution for its own events and third-party venues. This shift allows the Company to control the entire fan experience—from the moment a ticket is purchased to the final encore of a live performance.

Management Comments - “This name change to Kustom Entertainment, Inc. is a pivotal moment that accurately represents of who we are today and where we are headed,” said Stanton E. Ross, CEO of Kustom Entertainment, Inc. “By focusing our resources on live event production and our advanced ticketing platforms, we are capturing the immense demand for in-person experiences. Our 30 -year success with Country Stampede has given us the expertise to scale this model nationally, and we are excited to bring our unique brand of entertainment to fans in every corner of the U.S. The addressable market we are pursuing is enormous and growing”, concluded Ross.

Ticker Symbol Change - The Company expects to trade under a new ticker symbol “KUST” on the Nasdaq Capital Market, beginning January [8], 2026. Shareholders are not required to take any action regarding their stock certificates; current shares will automatically represent the same number of shares in Kustom Entertainment, Inc.

Information to Stockholders

Securities Transfer Corporation, the Company’s transfer agent, will send instructions to stockholders of record who hold stock certificates regarding the exchange of certificates for Common Stock. Stockholders who hold their shares of Common Stock in book-entry form or in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares of Common Stock following the Reverse Stock Split. Securities Transfer Corporation may be reached for questions at (469) 633-0101.

About Kustom Entertainment, Inc. - Kustom Entertainment, Inc. is a leader in live event production and ticketing technology. The company specializes in large-scale music festivals, including the legendary Country Stampede, and provides end-to-end event management and proprietary ticketing solutions for venues across the United States. The Country Stampede Festival is one of the company’s flagship events, celebrating the best in country music while fostering community and providing a platform for emerging talent.

The 2026 Country Stampede will take place June 25, 26, and 27, 2026, at the Azura Amphitheater in Bonner Springs, Kansas which is located within the Kansas City Metroplex area. Tickets, camping, and VIP experiences are available at www.CountryStampede.com.

For additional news and information please visit www.kustom440.com.

About Digital Ally

Digital Ally, Inc. (NASDAQ: DGLY) specializes in the development and manufacturing of video and analytics solutions for law enforcement, emergency management, and commercial applications. With a focus on delivering reliable and innovative technology, Digital Ally empowers organizations to enhance safety, streamline operations, and mitigate risks.

For additional news and information please visit www.digitalally.com.

Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Reverse Stock Split, references to the live event production business and its proprietary on-line ticketing platform, the Company’s expectations and shift in focus to its live event production business and its proprietary on-line ticketing platform, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of risks and uncertainties that could significantly affect current plans. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned, including, without limitation, risks and uncertainties related to the growth of the live event industry, and there being no guarantee that the trading price of the Company’s common stock will be indicate of the Company’s value. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Contact Information

Stanton Ross, CEO

Tom Heckman, CFO

Digital Ally, Inc.

913-814-7774

info@digitalallyinc.com